                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 30, 1998



                       AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact Name of Registrant as Specified in its Charter)



               Texas                       1-9016                 75-6335572
  (State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
  Incorporation or Organization)          Number)            Identification No.)

          6210 North Beltline Road, Suite 170, Irving, Texas 75063-2656
         (Address of Principal Executive Offices)             (ZIP Code)





        Registrant's telephone number, including area code: (972)756-6000



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On July 30, 1998, American Industrial Properties REIT (the "Trust") purchased Norfolk Commerce Park Properties ("Norfolk") from Norfolk Commerce Center Limited Partnership (the "Partnership"), a 323,731 square foot light industrial project consisting of three buildings in Norfolk, Virginia. Tenant sizes range from 605 square feet to 42,000 square feet, with major tenants including Crestar Bank, Federal Express and Harris Technical Services. Norfolk is 96% leased and was built in 1981 and 1988. The $20,450,000 purchase price was initially financed through borrowings from Developers Diversified Realty Corporation ("DDR"). On August 3, 1998, the Trust repaid $14.7 million of the note with funds received from DDR's initial purchase of shares.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K.

     (b) Pro forma Financial Information: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K.

     (c) Exhibits:
         The following exhibits are filed with this report:

         Exhibit
         Number            Description

         10.1 Purchase and Sale Agreement, dated as of April 3, 1998, by and between the Partnership and DDR.

         10.2 Amendment to Purchase and Sale Agreement dated June 19, 1998, by and between the Partnership and DDR.

         23.1              Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN INDUSTRIAL PROPERTIES REIT




                                     By: /s/ CHARLES W. WOLCOTT
                                        ---------------------------------------
                                          Charles W. Wolcott
                                          President and Chief Executive Officer

Dated:  October 23, 1998

       INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION


FINANCIAL STATEMENTS
     NORFOLK COMMERCE PARK PROPERTIES
         Report of Independent Accountants..............................................................F-2
         Combined Statement of Revenues and Certain Expenses............................................F-3
         Notes to Combined Statement of Revenue and Certain Expenses....................................F-4

PRO FORMA FINANCIAL INFORMATION.........................................................................F-6
         Pro forma condensed consolidated balance sheet as of June 30, 1997.............................F-8
         Pro forma condensed consolidated statements of operations for the year ended December 31, 1997...................................................................F-10
         Pro forma condensed consolidated statements of operations for the six months ended June 30, 1998.................................................................F-13


                       REPORT OF INDEPENDENT ACCOUNTANTS


August 31, 1998

To the Board of Trust Managers and Shareholders of
American Industrial Properties REIT


We have audited the accompanying combined statement of revenue and certain expenses of The Norfolk Commerce Park Properties, described in Note 1, for the year ended December 31, 1997. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined historical statement is prepared on the basis described in Note 2, for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in Form 8-K of American Industrial Properties REIT) and is not intended to be a complete presentation of the combined revenues and expenses of The Norfolk Commerce Park Properties.

In our opinion, the combined historical statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of The Norfolk Commerce Park Properties, on the basis described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Cleveland, Ohio

AMERICAN INDUSTRIAL PROPERTIES REIT
THE NORFOLK COMMERCE PARK PROPERTIES
COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-------------------------------------------------------------------------------

                                                    (UNAUDITED)
                                                     SIX MONTH       YEAR ENDED
                                                    PERIOD ENDED     DECEMBER 31,
                                                   JUNE 30, 1998        1997
                                                   -------------     ----------
Revenue:
  Minimum rents                                      $1,402,853      $2,743,427
  Recoveries from tenants                               140,838         334,657
  Other income                                           51,168          42,339
                                                     ----------      ----------
                                                      1,594,859       3,120,423
                                                     ----------      ----------

Certain expenses:
  Operating and maintenance                             457,377         885,408
  Real estate taxes                                     119,790         231,508
                                                     ----------      ----------
                                                        577,167       1,116,916
                                                     ----------      ----------
Revenue in excess of certain expenses                $1,017,692      $2,003,507
                                                     ==========      ==========

The accompanying notes are an integral part of this combined statement of revenue and certain expenses.

AMERICAN INDUSTRIAL PROPERTIES REIT
THE NORFOLK COMMERCE PARK PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-------------------------------------------------------------------------------

1.     OPERATIONS

       For purposes of the accompanying combined statement of revenue and certain expenses, The Norfolk Commerce Park Properties represent three business centers ("Properties"), which American Industrial Properties REIT (the "Trust") acquired in July 1998. A summary of the Properties is as follows:

              Name of Property                      Location               Year Built
              ----------------                      --------               ----------
       Norfolk Commerce Park Building 1             Norfolk, VA               1987
       Norfolk Commerce Park Building 3             Norfolk, VA               1981
       Norfolk Commerce Park Building 4             Norfolk, VA               1984

       A combined statement of revenue and certain expenses has been presented because the Properties have commonality of ownership, are under common control and management and have been purchased through a single transaction.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Basis of Presentation
       The accompanying combined statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

       The accompanying combined financial statement is not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Trust in the future operations of the Properties, have been excluded. Revenues excluded consist of other revenues unrelated to the continuing operations of the Properties. Expenses excluded consist of depreciation on the building, financing costs, and other expenses not directly related to the future operations of the Properties.

       Income Recognition
       Rental income is recorded on the straight line basis.

       Concentration of Risk
       The Properties are concentrated in the Norfolk, VA area. The principal competitive factors in this market are price, location, quality of space, and amenities. The Properties represent a small portion of the total similar space in the market and compete with other Properties for tenants. For the year ended December 31, 1997, base rents derived from the Properties' largest tenants, Federal Express and Finance Company were 10.6% and 12.7%, respectively.

       Commitment and Contingencies
       The Properties currently have a ground lease with Greenwal, LC for $38,000 per year. The ground lease extends through May 31, 2006 and contains two renewal options. The lease also contains a termination option which may be exercised at the end of the seventh and ninth lease year as well as a purchase option at a specified price.

       Interim Statements
       The interim financial data for the six months ended June 30, 1998 is unaudited; however, in the opinion of the Trust, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results for the full year.

AMERICAN INDUSTRIAL PROPERTIES REIT
THE NORFOLK COMMERCE PARK PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
-------------------------------------------------------------------------------

       Use of Estimates
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     ACQUISITION OF PROPERTIES BY THE TRUST

       On July 30, 1998, the Trust purchased the Properties for $20,450,000. The acquisition was initially funded with proceeds received from a $21.2 million demand note issued to Developers Diversified Realty Corporation ("DDRC") which bears interest at 10.25%. On August 3, 1998, this note was reduced to $6.5 million with proceeds received from the sale of common shares to DDRC pursuant to a Share Purchase Agreement between the Trust and DDRC.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                         PRO FORMA FINANCIAL INFORMATION
             (IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE AMOUNTS)


     The following Pro Forma Condensed Consolidated Balance Sheet of the Trust as of June 30, 1998 has been prepared as if each of the following transactions had occurred as of June 30, 1998: (i) the acquisition of Norfolk Commerce Park (as defined in the Combined Statement of Revenue and Certain Expenses included elsewhere herein) ("Norfolk"), (ii) the recently completed sale to DDR of 949,147 Common Shares at $15.50 per share, described herein; and (iii) the acquisition of the five properties (as defined in the Current Report on Form 8-K of the Trust dated July 30, 1998) (the "Acquired Properties") valued at $19,506 through the merger with a subsidiary of DDR (the "Merger") and issuance of 1,258,471 Common Shares to DDR.

     The following Pro Forma Condensed Consolidated Statement of Operations of the Trust for the year ended December 31, 1997 has been prepared as if each of the following transactions had occurred as of January 1, 1997: (i) the acquisition of 15 industrial real estate properties; (ii) the sale of 2 industrial real estate properties; (iii) the merger with four publicly traded real estate limited partnerships; (iv) the acquisition of the Spieker Portfolio;
(v) the acquisition of North Austin; and (vi) the acquisition, through AIP Operating, L.P., a limited partnership in which the Trust has a 99% controlling ownership interest, of Spring Valley #6 (together with North Austin, the "1998 Acquisitions"), all of which transactions listed in clauses (i) through (vi) are defined and described in Amendment No. 1 to the Current Report on Form 8-K/A of the Trust dated April 30, 1998 and filed with the SEC on July 13, 1998 (the "April 30 Form 8-K/A"), which is incorporated herein by reference; (vii) the acquisition of Norfolk, described above; (viii) the recently completed sale to DDR of 949,147 Common Shares at $15.50 per share, described in the Current Report on Form 8-K of the Trust dated July 30, 1998; and (ix) the acquisition of the Acquired Properties, described in the Current Report on Form 8-K of the Trust dated July 30, 1998, through the Merger with a subsidiary of DDR and issuance of 1,258,471 Common Shares to DDR.

     The following Pro Forma Condensed Consolidated Statement of Operations of the Trust for the six months ended June 30, 1998 has been prepared as if each of the following transactions had occurred as of January 1, 1998: (i) the 1998 Acquisitions, described above; (ii) the acquisition of the Spieker Portfolio, described in the April 30 Form 8-K/A; (iii) the acquisition of Norfolk, described above; (iv) the recently completed sale to DDR of 949,147 Common Shares at $15.50 per share, described in the July 30 Form 8-K; and (v) the acquisition of the Acquired Properties, described in the July 30 Form 8-K, through the Merger with a subsidiary of DDR and issuance of 1,258,471 Common Shares to DDR.

     The Pro Forma Financial Information of the Trust has been prepared using the purchase method of accounting for the acquisition of the Acquired Properties and other property acquisitions, whereby the assets and liabilities of the properties were adjusted to estimated fair market value, based upon preliminary estimates, which are subject to change as additional information is obtained. The allocations of purchase costs are subject to final determination based upon estimates and other evaluations of fair market value. Therefore, the allocations reflected in the following Pro Forma Financial Information may differ from the amounts ultimately determined.

     Such Pro Forma Financial Information is based in part upon (i) the Consolidated Financial Statements of the Trust for the year ended December 31, 1997 included in the Trust's Annual Report on Form 10-K for the year ended December 31, 1997; (ii) the Consolidated Financial Statements of the Trust for the six months ended June 30, 1998 included in the Trust's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998; and (iii) the Pro Forma Financial Information presented in the April 30 Form 8-K/A.

     The Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the financial position or results of operations of the Trust that would have occurred if such transactions had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Trust's management, all material adjustments necessary to reflect the effect of these transactions have been made.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 1998
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                           DDR
                                                      Trust            Recent             Recent               Pro
                                                    Historical (A)  Transactions   (B)  Transactions  (C)     Forma
                                                    ----------      -------------       ------------        ---------
                                                             ASSETS

Real estate, net                                    $ 320,456       $      21,244       $     19,506  (D)   $ 361,206
Cash - unrestricted                                    10,107                  --             14,712  (E)
                                                                                             (14,712) (E)      10,107
Cash - restricted                                       3,926                  --                 --            3,926
Other assets, net                                       7,536                  --                 --            7,536
                                                    ----------      -------------       ------------        ---------
                                                    $ 342,025       $      21,244       $     19,506        $ 382,775
                                                    ==========      =============       ============        =========


                                                  LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                              $  189,519      $          --       $         --        $ 189,519
Notes payable to affiliates                                 --             21,244            (14,712) (E)       6,532
Accrued interest payable                                 1,098                 --                 --            1,098
Accounts payable, accrued
   expenses and other                                    6,680                 --              1,711 (D),(E)    8,391
Tenant security deposits                                 1,414                 --                               1,414
                                                    ----------      -------------       ------------        ---------
                                                       198,711             21,244            (13,001)         206,954

Minority interests                                       7,268                 --                 --            7,268

Shareholders' equity:
   Shares of beneficial interest
      ($0.10 par value)                                  1,124                 --                221 (D),(E)    1,345
   Additional paid-in capital                          242,415                 --             32,286 (D),(E)  274,701
   Less Shares in treasury, at cost                     (1,888)                --                 --           (1,888)
   Accumulated distributions                           (62,686)                --                 --          (62,686)
   Accumulated loss from operations
      and extraordinary gains (losses)                 (46,230)                --                 --          (46,230)
   Accumulated net realized gain
      on sales of real estate                            3,311                 --                 --            3,311
                                                    ----------      -------------       ------------        ---------

                                                       136,046                 --             32,507          168,553
                                                    ----------      -------------       ------------        ---------

                                                    $  342,025      $      21,244       $     19,506        $ 382,775
                                                    ==========      =============       ============        =========

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 1998
             (IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

 (A) Represents the historical financial position of the Trust as of June 30, 1998.

 (B) Represents adjustments for the acquisition of Norfolk. The acquisition was financed with borrowings on the Trust's demand note with DDR (the "DDR Note"). The DDR Note bears interest at 10.25%.

 (C) Represents adjustments for the recently completed transactions with DDR, including the sale to DDR of 949,147 Common Shares at $15.50 per share and the acquisition of the Acquired Properties.

 (D) Represents adjustments for the acquisition of the Acquired Properties valued at $19,506 through the Merger with a subsidiary of DDR and the issuance of 1,258,471 Common Shares, net of estimated costs of issuance of $975, which have been accrued.

 (E) Represents adjustments for the sale to DDR of 949,147 Common Shares at $15.50 per share, net of estimated costs of issuance of $736, which have been accrued. The cash proceeds were applied to the DDR Note.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                              Pro forma                           DDR
                                              Total from        Recent           Recent          Pro Forma
                                                8-K/A    (A) Transactions (B) Transactions   (C)   Total
                                            -------------   -------------    --------------     -----------
INCOME
Rents and tenant reimbursements             $      41,239   $       3,120    $        1,693  (E)$    46,052
Interest and other income                             500              --                --             500
                                            -------------   -------------    --------------     -----------

                                                   41,739           3,120             1,693          46,552
                                            -------------   -------------    --------------     -----------

EXPENSES
Property operating expenses                        15,262           1,117               263  (E)     16,642
Depreciation and amortization                       7,605             462               430  (E)      8,497
Interest expense                                   15,462              --                --
                                                                    2,178 (D)        (1,508) (F)     16,132
General and administrative                          3,964              --                --           3,964
                                            -------------   -------------    --------------     -----------

Total expenses                                     42,293           3,757              (815)         45,235
                                            -------------   -------------    --------------     -----------

Gain (loss) from operations before
     minority interest                               (554)           (637)            2,508           1,317

Minority interest                                     208              --                --             208
                                            -------------   -------------    --------------     -----------

Income (loss) from operations               $        (346)  $        (637)   $        2,508     $     1,525
                                            =============   =============    ==============     ===========


Income (loss) from operations per share:
       Basic and diluted                    $       (0.03)                                      $      0.11
                                            =============                                       ===========

Weighted average number of
  Common Shares outstanding                        11,193                             2,208           13,401 (G)
                                            =============                    ==============     ============

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1997 (IN
                 THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

 (A) Reference is made to the April 30 Form 8-K/A, which is incorporated by reference, for the source of the Trust's pro forma statement of operations for the year ended December 31, 1997, which gives pro forma effect to the following transactions as if the transactions had occurred on January 1, 1997:

       (i)     the acquisition of 15 industrial real estate properties;
       (ii)    the sale of two industrial real estate properties;
       (iii) the merger with four publicly traded real estate limited partnerships;
       (iv)    the acquisition of the Spieker Portfolio;
       (v)     the acquisition of North Austin; and
       (vi) the acquisition, through AIP Operating, L. P., a limited partnership in which the Trust has a 99% controlling ownership interest, of Spring Valley #6.

 (B) Represents adjustments for acquisition of Norfolk, based on historical operating results. Depreciation is based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 40 year period.

 (C) Represents adjustments for the recently completed transactions with DDR, including the sale to DDR of 949,147 Common Shares at $15.50 per share and the acquisition of the Acquired Properties.

 (D) Represents adjustment for interest expense related to Norfolk on the DDR Note at the interest rate of 10.25%.

 (E) Represents adjustments for the acquisition of the Acquired Properties through the Merger, based on historical operating results. Depreciation is based on the allocation of the value of the properties, with buildings depreciated using the straight-line method over a 40 year period.

 (F) Represents adjustment for the reduction in interest expense related to Norfolk resulting from the application of $14,712 of cash received from DDR to the DDR Note at the interest rate of 10.25%.

 (G) The pro forma weighted average shares outstanding - basic represents (i) 11,193,416 Pro Forma Common Shares outstanding for the year ended December 31,1997 (reference is made to the April 30 Form 8-K/A, which is incorporated by reference); and (ii) 1,258,471 Common Shares issued to DDR in the Merger and 949,147 Common Shares sold to DDR. Not included in the weighted average shares outstanding - diluted are outstanding options to acquire Common Shares which have an exercise price greater than the average market price per Common Share during the period and, therefore, their effect would be antidilutive; nor are partnership units in the operating partnerships included in the weighted average shares outstanding - diluted as their effect would be antidilutive.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                              DDR
                                                    Trust                Recent              Recent               Pro Forma
                                                 Historical   (A)     Transactions    (B)  Transactions    (C)      Total
                                               --------------      -----------------     ----------------       ---------------

INCOME
Rents and tenant reimbursements                $       19,403      $           5,086     $            855  (E)  $        25,344
Interest and other income                                 398                     27                   --                   425
                                               --------------      -----------------     ----------------       ---------------

                                                       19,801                  5,113                  855                25,769
                                               --------------      -----------------     ----------------       ---------------

EXPENSES
Property operating expenses                             6,039                  1,651                  122  (E)            7,812
Depreciation and amortization                           3,553                    664                  215  (E)            4,432
Interest expense                                        6,142                  1,335                   --
                                                                               1,089   (D)           (754) (F)            7,812
General and administrative                              1,749                     55                   --                 1,804
                                               --------------      -----------------     ----------------       ---------------

Total expenses                                         17,483                  4,794                 (417)               21,860
                                               --------------      -----------------     ----------------       ---------------

Gain (loss) from operations before
     minority interest                                  2,318                    319                1,272                 3,909

Minority interest                                        (119)                    --                   --                  (119)
                                               --------------      -----------------     ----------------       ---------------

Income (loss) from operations                  $        2,199      $             319     $          1,272       $         3,790
                                               ==============      =================     ================       ===============
Income (loss) from operations per share:
       Basic and diluted                       $         0.20                                                   $          0.29
                                               ==============                                                   ===============

Weighted average number of
  Common Shares outstanding - basic                    10,849                                       2,208                13,057 (G)
                                               ==============                            ================       ===============

Weighted average number of
  Common Shares outstanding - diluted                  10,862                                       2,208                13,070 (G)
                                               ==============                            ================       ===============

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JUNE 30, 1998 (IN
               THOUSANDS, EXCEPT FOR SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

 (A) Represents the historical results of operations of the Trust for the six months ended June 30, 1998. Certain reclassifications have been made to the historical statements of operations of the Trust to conform to the pro forma financial information presentation.

 (B) Represents adjustments for the 1998 Acquisitions, the acquisition of the Spieker Portfolio and the acquisition of Norfolk based on historical operating results. Depreciation is based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 40 year period. Interest expense is based on the borrowings incurred at the related interest rates, which range from 7.28% (fixed rate under mortgage notes payable) to 7.43% (the average 30-day LIBOR rate plus 1.75% during the six months ended June 30, 1998).

 (C) Represents adjustments for the recently completed transactions with DDR, including the sale to DDR of 949,147 Common Shares at $15.50 per share and the acquisition of the Acquired Properties.

 (D) Represents adjustment for interest on the DDR Note necessary to fund the purchase of Norfolk at the related interest rate of 10.25%.

 (E) Represents adjustments for the acquisition of the Acquired Properties through the Merger, based on historical operating results. Depreciation is based on the allocation of the value of the properties, with buildings depreciated using the straight-line method over a 40 year period.

 (F) Represents adjustment for the reduction in interest expense related to Norfolk resulting from the application of $14,712 cash received from DDR for the sale of 949,147 Common Shares to the DDR Note at the interest rate of 10.25%.

 (G) The pro forma weighted average shares outstanding - basic represents (i) 10,849,035 Common Shares outstanding at June 30, 1998; and (ii) 1,258,471 Common Shares issued to DDR in the Merger and 949,147 Common Shares sold to DDR. Not included in the weighted average shares outstanding - diluted are outstanding options to acquire Common Shares which have an exercise price greater than the average market price per Common Share during the period and, therefore, their effect would be antidilutive; nor are partnership units in the operating partnerships included in the weighted average shares outstanding - diluted as their effect would be antidilutive.

                                  EXHIBIT LIST

Exhibit
Number            Description
------            -----------

10.1 Purchase and Sale Agreement, dated as of April 3, 1998, by and between the Partnership and DDR.

10.2 Amendment to Purchase and Sale Agreement dated June 19, 1998, by and between the Partnership and DDR.

23.1              Consent of PricewaterhouseCoopers LLP